Dear Shareholders:

This past year was an eventful one for the Fund. Charles W. Steadman, Chairman of the Board of Trustees and President, passed away and was succeeded by Paul F. Wagner as Chairman and Principal Executive Officer and by the undersigned as President. A merger of Steadman American Industry Fund, Steadman Investment Fund and Steadman Technology and Growth Fund into Steadman Associated Fund, renamed Steadman Security Trust, as the surviving Fund was not accomplished for lack of a quorum necessary for this vote by the shareholders of all the Funds. Thereupon, the Trustees determined to continue operating your Fund as a separate entity.

The principal purpose for the proposed merger was to achieve cost savings by operating one fund with a larger asset base rather than four smaller funds. Although the merger was not effected, the changes enacted by the Fund's new management and that of its advisor, Steadman Security Corporation, did result in improved performance by reducing costs and strengthening portfolio management. I refer you to the Financial Highlights page of this Annual Report for the results of this year compared to previous years.

We hope that this year's results are indicative of future performance. We shall endeavor to make your Fund consistently profitable so that it is an attractive investment for you.

We appreciate your continued confidence.




                                    Sincerely,


                                    /s/ Max Katcher
                                    Max Katcher
                                    President

                         INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF STEADMAN INVESTMENT FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Steadman Investment Fund as of June 30, 1998, the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period that ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 1996 and the period January 1, 1995 through June 30, 1995 and each of the two years in the period ended December 31, 1994 were audited by other auditors whose report, dated August 6, 1996, expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and/or broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Steadman Investment Fund as of June 30, 1998, the results of its operations, for the year then ended, the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                                      Reznick Fedder & Silverman


 Bethesda, Maryland
 August 5, 1998

                           STEADMAN INVESTMENT FUND

                           PORTFOLIO OF INVESTMENTS
                                 June 30, 1998

                                                                                                   Value
                                                                                 Shares          (Note 1)
                                                                                --------         --------
    COMMON STOCKS -- 100%

Aeronautical Systems--2.8%
      Raytheon Co...................................................               843          $ 48,578
                                                                                                  ------
                                          Total Aeronautical Systems                              48,578
                                                                                                  ------
Air Transportation--3.1%
     Alaska Air Group, Inc. (a).....................................             3,000            54,563
                                                                                                  ------
                                            Total Air Transportation                              54,563
Computer Peripherals--16.0%                                                                       ------

     Cisco Systems (a)                                                           3,000           276,187
                                                                                                 -------
                                          Total Computer Peripherals                             276,187
Computer Software--0.7%                                                                          -------

     Oracle Corporation (a).........................................               500            12,281
                                                                                                 -------
                                             Total Computer Software                              12,281
Computer System Design--6.3%                                                                     -------

     Sun Microsystems (a)...........................................             2,500           108,594
                                                                                                 -------
                                       Total Computer Systems Design                             108,594
Electronics--4.1%                                                                                -------

     General Motors Class "H".......................................             1,500            70,687
                                                                                                 -------
                                                   Total Electronics                              70,687
Oil and Gas Drilling--6.5%                                                                       -------

     Global Marine Inc (a)..........................................             6,000           112,125
                                                                                                 -------
                                          Total Oil and Gas Drilling                             112,125
Plastic & Rubber Mfg--7.8%                                                                       -------

     Dupont E I De Nemours & Co.....................................             1,800           134,325
                                                                                                 -------
                                          Total Plastic & Rubber Mfg                             134,325
                                                                                                 -------

(a) Non-income producing security

                                  (Continued)

                           STEADMAN INVESTMENT FUND

                           PORTFOLIO OF INVESTMENTS
                                 June 30, 1998








                                                                       Value
                                                           Shares    (Note 1)
Telecom Mfg--28.8%
 Lucent Technology..................................       6,000       499,125
                                                                    ----------
                                   Total Telecom Mfg                   499,125
                                                                    ----------
Telephone Services--23.9%
 Worldcom Inc (a)...................................       5,000       242,188
 AT&T...............................................       3,000       171,375
                                                                    ----------
                            Total Telephone Services                   413,563
                                                                    ----------

Total Portfolio of Investments (Cost $1,028,736)                    $1,730,028
                                                                    ==========

(a) Non-income producing security

    The accompanying notes are an integral part of the financial statements.

                            STEADMAN INVESTMENT FUND
                      Statement of Assets and Liabilities
                                 June 30, 1998

ASSETS:
     Investments at value (Cost $1,028,736) (Note 1)......................................     $ 1,730,028
     Cash and cash equivalents (Note 1)...................................................         176,268
     Interest receivable..................................................................             587
     Dividends receivable.................................................................           1,159
                                                                                               -----------
       Total assets.......................................................................       1,908,042
                                                                                               -----------
LIABILITIES:
     Accounts payable and accrued expenses
     Investment advisory and service fees payable (Note 4)................................          22,443
     Other payable to affiliate (Note 4)..................................................           1,504
     Payable for trust shares redeemed....................................................           3,517
                                                                                                       766
                                                                                               -----------
    Total liabilities.....................................................................          28,230
                                                                                               -----------

NET ASSETS................................................................................     $ 1,879,812
                                                                                               ===========
Net assets consist of:
     Accumulated net investment loss......................................................     $(2,177,738)
     Unrealized appreciation of investments...............................................         701,292

     Accumulated net realized losses......................................................        (187,007)

     Capital paid in less distributions since inception...................................       3,543,265
                                                                                               -----------
                                                                                               $ 1,879,812
                                                                                               ===========

NET ASSET VALUE, offering price and redemption price per share
     ($1,879,812 / 1,674,915 shares of no par value trust shares).........................     $      1.12
                                                                                               ===========

    The accompanying notes are an integral part of the financial statements.

                           STEADMAN INVESTMENT FUND
                            STATEMENT OF OPERATIONS
                       for the year ended June 30, 1998



INVESTMENT INCOME:
   Dividends....................................................... $  7,105
   Interest........................................................   10,483
                                                                    --------
     Total income...................................................               $  17,588

EXPENSES:
  Salaries and employee benefits (Note 4)..........................   61,017
  Shareholder servicing fee (Note 4)...............................   43,359
  Professional fees................................................   28,922
  Proposed merger expense (Note 7).................................   63,765
  Investment advisory fee (Note 4).................................   18,120
  Rent.............................................................   12,172
  Computer services................................................    5,648
  Reports to shareholders..........................................    7,524
  Trustees'fees and expenses (Note 4)..............................    1,843
  Custodian fees...................................................    1,126
  Miscellaneous....................................................    8,771
                                                                    --------
     Total expenses................................................                  252,267
                                                                                   ---------

    Net investment loss............................................                 (234,679)
                                                                                   ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
  Net realized gain from investment transactions...................                  387,654
  Change in unrealized appreciation of investments.................                  338,651
                                                                                   ---------
  Net gain on investments..........................................                  726,305
                                                                                   ---------
  Net increase in net assets resulting from operations.............                $ 491,626
                                                                                   =========


    The accompanying notes are an integral part of the financial statements.

                           STEADMAN INVESTMENT FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the year      For the year
                                                                                              ended June 30,   ending June 30,
                                                                                                  1998             1997
                                                                                              -------------    ---------------
Increase (decrease) in net assets from operations:
   Net investment loss.......................................................................    $ (234,679)        $ (267,719)
   Net realized (loss) gain from investment transactions.....................................       387,654           (185,331)
   Change in unrealized appreciation of investments..........................................       338,651            418,153
                                                                                                 ----------         ----------
   Net increase (decrease) in net assets resulting
      from operations........................................................................       491,626            (34,897)

Decrease in net assets from trust share transactions (Note 2)................................      (245,704)           (94,680)
                                                                                                 ----------         ----------
   Increase (decrease) in net assets.........................................................       245,922           (129,577)

Net assets at beginning of period............................................................     1,633,890          1,763,467
                                                                                                 ----------         ----------
Net assets at end of period, including accumulated net
      investment loss of $2,177,738 and $1,943,059...........................................    $1,879,812         $1,633,890
                                                                                                 ==========         ==========



    The accompanying notes are an integral part of the financial statements.

                            STEADMAN INVESTMENT FUND
                              FINANCIAL HIGHLIGHTS



                                                                                          For the period
                                                             For the years ended          January 1, 1995       For the years
                                                                    June 30               through June 30     ended December 31
                                                          ----------------------------    ---------------   ---------------------
                                                           1998       1997       1996          1995*         1994         1993
                                                          ----------------------------    ---------------   ---------------------
Per Share Operating Performance:
  Net asset value, beginning of period................    $   .85    $   .86    $  1.02      $   .93         $  1.42     $  1.38
                                                          -------    -------    -------      -------         -------     -------
  Net investment loss.................................       (.29)      (.03)      (.13)        (.02)           (.08)       (.06)
  Net realized and unrealized
    gain (loss) on investments........................        .56        .02       (.03)         .11            (.41)        .10
                                                          -------    -------    -------      -------         -------     -------
        Total from investment operations..............        .27       (.01)      (.16)         .09            (.49)        .04
                                                          -------    -------    -------      -------         -------     -------
  Net asset value, end of period......................       1.12    $   .85    $   .86      $  1.02         $   .93     $  1.42
                                                          =======    =======    =======      =======         =======     =======
Ratios/Supplemental Data:
  Total return........................................      32.46%     (2.05)%   (15.53)%      19.36%**       (34.51)%      2.89%
  Ratio of expenses to average net
    assets............................................      14.54%     16.47%     10.60%       10.54%**         8.90%       6.48%
  Ratio of net investment loss to average
    net assets........................................     (13.52)%   (15.75)%    (5.23)%      (4.24)%**       (6.65)%     (4.52)%
  Portfolio turnover rate.............................         34%       138%       382%         226%**          282%        179%
  Net assets, end of period (in thousands)............    $ 1,879    $ 1,634    $ 1,763      $ 2,298         $ 2,159     $ 3,550

*The Fund's fiscal year-end was changed to June 30.
**Annualized


    The accompanying notes are an integral part of the financial statements.

                           STEADMAN INVESTMENT FUND

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Steadman Security Trust, formerly known as Steadman Associated Fund, (the
Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund has not been accepting new subscriptions for shares since November, 1996.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates are used when accounting for income taxes. Actual results could differ from those estimates and significant changes to estimates could occur in the near term. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

CASH AND CASH EQUIVALENTS

     Management defines cash equivalents as investments that mature in three months or less when acquired. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

SECURITY VALUATION

     Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Investments for which no sale was reported on that date are valued at the mean between the latest bid and asked prices.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

INCOME TAXES

     The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax bases of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

                            STEADMAN INVESTMENT FUND


2.   TRUST SHARES

     The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:

                                                       For the year                   For the year
                                                    ended June 30, 1998            ended June 30, 1997
                                                   -----------------------      -----------------------
                                                   Shares          Amount       Shares           Amount
                                                   ------          ------       -----            ------
     Shares sold................................   -- 0 --      $  -- 0 --       -- 0 --      $  -- 0--
     Shares redeemed............................   (253,579)      (245,704)     (110,234)       (94,680)
                                                  ---------     ----------      --------      ---------
        Net decrease............................   (253,579)    $ (245,704)     (110,234)     $ (94,680)
                                                                ==========                    =========
     Shares outstanding:

        Beginning of period.....................  1,928,494                    2,038,728
                                                  ---------                    ---------
        End of Period...........................  1,674,915                    1,928,494
                                                  =========                    =========

3.   PURCHASES AND SALES OF SECURITIES

     During the year ended June 30, 1998, purchases and proceeds from sales of investment securities aggregated $526,726 and $1,024,310 respectively. Net unrealized appreciation of investments aggregated $701,292, of which $1,137,096 relates to gross unrealized appreciation where there is an excess of value over tax cost and $435,804 related to gross unrealized depreciation of investments where there is an excess of tax cost over value.

4.   INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES

     Steadman Security Corporation (SSC) has provided investment advisory services under an agreement which first became effective in 1972. On February 28, 1984, at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement SSC will continue to provide the same services it provides under the same terms and conditions of the previous agreement. The agreement will continue in effect subject to the annual approval by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, SSC received fees from the Fund for the performance of delegated services (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account. SSC received reimbursements from the Fund for the salaries and benefits of its employees who perform functions other than investment advisory and shareholder service functions for the Fund.

     Certain officers and trustees of the Fund are "affiliated persons" of the Investment Adviser, as defined by the Investment Company Act of 1940.

5.   FEDERAL INCOME TAXES

     In the fiscal year ended June 30, 1998, the Fund did not meet the asset diversification requirements applicable to regulated investment companies. Thus, the Fund did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. However, the Fund had a net investment loss in the fiscal year ended June 30, 1998, therefore no income tax provision is required. A full valuation allowance has been provided for the deferred tax assets, totalling approximately $903,000 at June 30, 1998, which arise principally from net operating loss carryforwards and capital loss carryforwards available for income tax purposes.

     The Fund has net operating loss carryforwards approximating $2,185,000 which are available to offset future net operating income in non-qualifying years, if any, which expire as follows: (2004) $299,000; (2005) $304,000; (2006)
$222,000; (2007) $278,000; (2008) $217,000 (2009) $204,000; (2010) $40,000;
(2011) $112,000; (2012) $270,000 and (2013) $239,000 Capital loss carryfowards aggregating approximately $187,000 are available to offset future capital gains, if any expiring as follows: (2000) $2,000 and (2003) $185,000.

6.   EXPIRATION OF SHAREHOLDER STATES REDEMPTION RESTRICTION

     In 1993 the Fund entered into a Settlement Agreement with approximately 47 states ( the "Shareholder States") with respect to the recovery of shares and distributions owned by persons who had allegedly abandoned these properties. The Settlement Agreement provides among other things, that the Shareholder States will not request redemption of their shares until February 14, 1998. The Shareholder States currently own 13% of shares in the Fund. In July 1997, the Fund agreed to remove this restriction and allow Shareholder States to redeem shares upon request.

7.   PROPOSED MERGER

     During 1998, management attempted a merger of Steadman American Industry Fund, Steadman Investment Fund, and Steadman Technology and Growth Fund with and into the Steadman Associated Fund,whose name changed to Steadman Security Trust
(SST). The costs associated with the attempted merger were allocated to all the funds based on the respective net asset values of the funds. Although the shareholders of both Steadman Investment Fund and Steadman Associated Fund did approve the proposal, the shareholders of Steadman American Industry Fund and Steadman Technology and Growth Fund did not vote on the proposal because a quorum for purposes of this vote was not obtained. The Trustees determined to continue operating the Fund as a separate entity.

STEADMAN INVESTMENT FUND
1730 K Street, N.W.
Washington, D.C. 20006
1-800-424-8570
202-223-1000 Washington, D.C. area

TRANSFER AGENT
Steadman Security Corporation
1730 K Street, N.W.
Washington, D.C. 20006

CUSTODIAN
Crestar Bank, N.A.
1445 New York Ave., N.W.
Washington, D.C.  20005

INDEPENDENT AUDITORS
Reznick Fedder & Silverman P.C.
4520 East West Highway
Bethesda, Maryland 20814

For more information about
Steadman Investment Fund,
account information or daily
Net Asset Values, call:

Shareholder Services
1-800-424-8570
202-223-1000 Washington, D.C. area


                                   STEADMAN

                                  Investment

                                     Fund


                                    ANNUAL
                                    REPORT
                                 June 30, 1998



                        A Steadman NO-LOAD Mutual Fund


                               STEADMAN SECURITY
                                  CORPORATION

                              Investment Adviser